Exhibit 10-BBp

CONSENT FOR THIRD AMENDED AND RESTATED PARTICIPATION AGREEMENT

Reference is hereby made to that certain Third Amended and Restated Participation Agreement, dated as of June 27, 2008 (as heretofore amended, the “Participation Agreement”), among Tech Data Corporation, as Lessee, SunTrust Bank, as Lessor, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and SunTrust Equity Funding, LLC, as Administrative Agent for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Participation Agreement. The Lessee has requested that the Amended Tech Data Credit Agreement be replaced by a New Facility and that the covenants set forth in Articles VII and VIII, and the definitions related thereto, of such New Facility become the Incorporated Covenants from and after the date hereof. Pursuant to Section 7.3A(a) of the Participation Agreement, the undersigned hereby agree that (i) the covenants set forth in Articles VII and VIII, and the definitions related thereto, set forth in that certain Credit Agreement, dated as of September 26, 2011, among Tech Data Corporation, as borrower, Bank of America, N.A., as administrative agent, swing line lender and an LC issuer, the other lenders party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets, Inc. and J.P. Morgan Securities LLC, as joint lead arrangers and joint bookrunners, Citibank, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, and SunTrust Bank, The Bank of Nova Scotia, The Royal Bank of Scotland plc, U.S. Bank National Association and Unicredit Bank AG, as co-documentation agents (the “Replacement Credit Agreement”) shall be the Incorporated Covenants for all purposes of the Participation Agreement and the other Operative Agreements and (ii) any reference in the Participation Agreement or any other Operative Agreement to the Amended Tech Data Credit Agreement shall be replaced with a reference to the Replacement Credit Agreement. This Consent shall become effective upon the execution hereof by the Agent and the Majority Financing Parties.

The Lessee, by its acknowledgement hereof, (i) agrees to promptly pay, or reimburse the Agent for, all costs and expenses, including reasonable attorneys’ fees, incurred by the Agent in connection with this Consent and (ii) represents and warrants that, after giving effect to this Consent, no Default or Event of Default has occurred and is continuing. This Consent shall be governed by, and construed in accordance with, the laws of the state of Florida. This Consent may be executed by the parties hereto on separate counterparts, each of which shall constitute an original and all of which together shall constitute an executed original of this Consent; this Consent may be executed by facsimile or electronic copy, each of which shall constitute an original executed copy hereof for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective duly authorized officers as of this 26th day of September, 2011.

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SUNTRUST BANK, as Lessor

By:	/s/ Shawn Wilson
Name:	Shawn Wilson
Title:	Vice President

SUNTRUST EQUITY FUNDING, LLC, as Administrative Agent

By:	/s/ R. Todd Shutley
Name:	R. Todd Shutley
Title:	Senior Vice President and Manager

BNP PARIBAS LEASING CORPORATION, as a Lender

By:	/s/ Lloyd G. Cox
Name:	Lloyd G. Cox
Title:	Managing Director

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

FIFTH THIRD BANK, an Ohio Banking Corporation, as a Lender

By:	/s/ John A. Marian
Name:	John A. Marian
Title:	Vice President

S-1	CONSENT TO REPLACEMENT CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Karen McClain
Name:	Karen McClain
Title:	Managing Director

U.S. BANK, N.A., as a Lender

By:	/s/ Kenneth R. Fieler
Name:	Kenneth R. Fieler
Title:	Vice President

ACKNOWLEDGED AND AGREED:

TECH DATA CORPORATION, as the Lessee

By:	/s/ Charles V. Dannewitz
Name:	Charles V. Dannewitz
Title:	Senior Vice President, Treasurer

S-2	CONSENT TO REPLACEMENT CREDIT AGREEMENT